UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2019

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)

Donald W. Bogus, a Class II Director of Olin Corporation’s (Registrant) Board of Directors and member of the Compensation Committee and Directors and Corporate Governance Committee, retired at the April 25, 2019 Annual Meeting of Shareholders, pursuant to the director retirement policy in Registrant’s Principles of Corporate Governance.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 19, 2019, Registrant’s Board of Directors approved an amendment to Article II, Section 1 of Registrant’s Bylaws, such amendment to be effective April 25, 2019, to decrease the size of the Board from eleven to ten directors.

Attached as Exhibit 3.1 and incorporated into this Item 5.03 by reference are the amended Bylaws.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a) and (b)

Registrant’s 2019 Annual Meeting of Shareholders was held on April 25, 2019.  Of the 164,887,238 shares of Common Stock entitled to vote at such meeting, 154,761,264 shares were present for purposes of a quorum. The voting results for each of the four proposals submitted for vote by Registrant’s shareholders are set forth below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1 - Election of directors

Four Class I Directors were elected at the meeting, for a term of three years, as follows:

C. Robert Bunch	131,276,784	10,271,979	323,874	12,888,627

John M. B. O’Connor	131,766,036	9,797,544	309,057	12,888,627

Scott M. Sutton	132,749,098	8,805,980	317,559	12,888,627

William H. Weideman	132,338,572	9,297,148	236,917	12,888,627

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 1 - Election of directors (cont.)

One Class II Director was elected at the meeting, for a term of one year, as follows:

Randall W. Larrimore	130,703,276	10,415,908	753,453	12,888,627

Proposal 2 - Conduct an advisory vote to approve named executive officer compensation	138,839,638	2,333,449	699,550	12,888,627

	Votes For	Votes Against	Abstentions
Proposal 3 - Ratification of appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for 2019	152,612,304	1,803,363	345,597

(c) and (d)

Not applicable.
Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
3.1	Bylaws of Olin Corporation as amended effective April 25, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Eric A. Blanchard
	Name:	Eric A. Blanchard
	Title:	Vice President, General Counsel and Secretary

Date: April 29, 2019